Third Quarter 2012 Earnings Conference Call October 23, 2012

10/23/12 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations for future earnings and other financial performance. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, increases or decreases in market demand in the commercial rental market, fluctuations in market demand on the sale of used vehicles impacting our pricing and our anticipated proportion of retail versus wholesale sales, lower than expected maintenance costs associated with a younger fleet and the execution of our maintenance initiatives, savings resulting from our company-wide cost savings initiatives are higher or lower than anticipated, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable EPS excluding non-operating pension costs, 2012 comparable EPS forecasts, comparable earnings before income tax, comparable tax rate, adjusted return on capital, adjusted total capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. 2 Proprietary and Confidential

Contents ► Third Quarter 2012 Results Overview ►Asset Management Update ► Earnings Outlook ► Future Financial Reporting Enhancement ►Q & A 10/23/12 3 Proprietary and Confidential

10/23/12 3rd Quarter Results Overview ► Earnings per diluted share from continuing operations were $1.26 in 3Q12 vs. $1.10 in 3Q11 – 3Q12 included a $0.02 charge from a tax law change – 3Q11 included a $0.01 tax benefit from acquisition-related transaction costs ► Comparable earnings per share from continuing operations were $1.28 vs. $1.09 in 3Q11 ► Total revenue was unchanged vs. prior year. Operating revenue increased 2% vs. prior year reflecting organic lease revenue growth 4 Proprietary and Confidential

Key Financial Statistics Third Quarter ($ Millions, Except Per Share Amounts) 2012 2011 % B/(W) Operating Revenue 1,283.2$ 1,256.5$ 2% Fuel Services and Subcontracted Transportation Revenue 290.1 314.2 (8)% Total Revenue 1,573.3$ 1,570.7$ - % Earnings Per Share From Continuing Operations 1.26$ 1.10$ 15% Comparable Earnings Per Share From Continuing Operations 1.28$ 1.09$ 17% Net Earnings Per Share 1.47$ 1.10$ 34% Memo: Average Shares (Millions ) - Diluted 50.6 50.8 Tax Rate From Continuing Operations 35.6% 35.0% Comparable Tax Rate From Continuing Operations 34.7% 35.7% Comparable EPS from Continuing Operations excluding Non-Operating Pension Costs 1.37$ 1.15$ 19% 10/23/12 Note: Amounts throughout presentation may not be additive due to rounding. 5 Proprietary and Confidential

Key Financial Statistics Year-to-Date ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. 2012 2011 % B/(W) Operating Revenue 3,778.8$ 3,577.6$ 6% Fuel Services and Subcontracted Transportation Revenue 894.7 931.9 (4)% Total Revenue 4,673.4$ 4,509.4$ 4% Earnings Per Share From Continuing Operations 2.84$ 2.39$ 19% Comparable Earnings Per Share From Continuing Operations 2.87$ 2.52$ 14% Net Earnings Per Share 3.04$ 2.35$ 29% Memo: Average Shares (Millions ) - Diluted 50.7 50.9 Tax Rate From Continuing Operations 34.0% 40.0% Comparable Tax Rate From Continuing Operations 35.9% 37.5% Adjusted Return on Capital (Trailing 12 month ) 5.6% 5.5% Comparable EPS from Continuing Operations excluding Non-Operating Pension Costs 3.15$ 2.68$ 18% 10/23/12 6 Proprietary and Confidential

10/23/12 3rd Quarter Results Overview - FMS ► Fleet Management Solutions (FMS) total revenue up 1% (and operating revenue up 3%) vs. prior year – Contractual revenue up 4% – Full service lease revenue up 5% – Contract maintenance revenue up 1% – Commercial rental revenue down 1% – Fuel revenue down 3% ► FMS earnings positively impacted by lower compensation-related expenses and organic lease growth – These benefits were partially offset by lower commercial rental results ► FMS earnings before tax (EBT) up 21% – FMS EBT percent of operating revenue up 160 basis point to 11.1% 7 Proprietary and Confidential

10/23/12 3rd Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) total revenue was unchanged vs. prior year due to higher operating revenue offset by lower subcontracted transportation ─ Operating revenue was up 2% vs. prior year due to higher fuel cost pass-throughs and both higher freight volumes and new business in automotive ─ Operating revenue growth included 8% growth in dedicated services revenue ► SCS earnings increased due to lower compensation-related expenses and higher automotive results, partially offset by higher medical benefit costs and lower results in CPG and high tech industries ► SCS earnings before tax (EBT) up 2% ─ SCS EBT percent of operating revenue was in line with prior year 8 Proprietary and Confidential

10/23/12 Business Segments 2012 2011 % B/(W) 2012 2011 % B/(W) Operating Revenue: Fleet Management Solutions 848.1$ 824.7$ 3% 1,115.4$ 1,099.0$ 1% Supply Chain Solutions 485.1 476.3 2% 563.2 565.0 - % Eliminations (49.9) (44.4) (12)% (105.2) (93.3) (13)% Total 1,283.2$ 1,256.5$ 2% 1,573.3$ 1,570.7$ - % Segment Earnings Before Tax: (1) Fleet Management Solutions 94.3$ 78.0$ 21% Supply Chain Solutions 31.9 31.4 2% Eliminations (6.9) (5.7) (22)% 119.3 103.8 15% Central Support Services (Unallocated Share) (11.1) (11.5) 3% Non-Operating Pension Costs (7.9) (4.6) (69)% Restructuring and Other Charges, Net and Other Items (0.4) - NA Earnings Before Income Taxes 99.8 87.7 14% Provision for Income Taxes (35.5) (30.7) (16)% Earnings from Continuing Operations 64.3$ 56.9$ 13% Comparable Earnings from Continuing Operations 65.5$ 56.4$ 16% Net Earnings 75.1$ 56.5$ 33% Memo: Total Revenue Third Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) 9 Proprietary and Confidential

10/23/12 Business Segments 2012 2011 % B/(W) 2012 2011 % B/(W) Operating Revenue: Fleet Management Solutions 2,471.7$ 2,322.5$ 6% 3,287.6$ 3,143.7$ 5% Supply Chain Solutions 1,455.4 1,385.7 5% 1,705.3 1,640.7 4% Eliminations (148.3) (130.7) (13)% (319.5) (275.0) (16)% Total 3,778.8$ 3,577.6$ 6% 4,673.4$ 4,509.4$ 4% Segment Earnings Before Tax: (1) Fleet Management Solutions 221.6$ 191.9$ 15% Supply Chain Solutions 84.2 79.4 6% Eliminations (20.6) (17.1) (21)% 285.1 254.2 12% Central Support Services (Unallocated Share) (31.8) (31.4) (1)% Non-Operating Pension Costs (23.6) (14.0) (69)% Restructuring and Other Charges, Net and Other Items (8.4) (2.5) NM Earnings Before Income Taxes 221.3 206.3 7% Provision for Income Taxes (75.3) (82.6) 9% Earnings from Continuing Operations 146.0$ 123.7$ 18% Comparable Earnings from Continuing Operations 147.3$ 130.5$ 13% Net Earnings 156.1$ 121.7$ 28% Memo: Total Revenue Year-To-Date (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) 10 Proprietary and Confidential

10/23/12 Capital Expenditures 2012 $ 2012 2011 O/(U) 2011 Full Service Lease 1,144$ 614$ 530$ Commercial Rental 526 580 (53) Operating Property and Equipment 47 55 (9) Gross Capital Expenditures 1,717 1,249 468 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 310 224 86 Le s: Sale and Leaseback of Revenue Earning Equipment 130 - 130 Net Capital Expenditures 1,277$ 1,025$ 252$ Memo: Acquisitions (1) 4$ 362$ (358)$ Year-To-Date ($ Millions) 11 Proprietary and Confidential (1) 2012 Acquisitions exclude $20 million of debt assumed in the Euroway, Ltd. acquisition on August 1, 2012.

10/23/12 Cash Flow from Continuing Operations Year-To-Date ($ Millions) 2012 2011 Earnings from Continuing Operations 146$ 124$ Depreciation 699 645 Gains on Vehicle Sales, Net (68) (46) Amortization and Other Non-Cash Charges, Net 51 41 Pension Contributions (77) (12) Changes in Working Capital and Deferred Taxes 17 31 Cash Provided by Operating Activities 768 782 Proceeds from Sales (Primarily Revenue Earning Equipment) 310 224 Proceeds from Sale and Leaseback of Revenue Earning Equipment 130 - Collections of Direct Finance Leases 51 46 Total Cash Generated 1,259 1,052 Capital Expenditures (1) (1,695) (1,165) Free Cash Flow (2) (436)$ (113)$ (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 12 Proprietary and Confidential

275% 234% 201% 146% 129% 151% 168% 157% 225% 183% 203% 261% 274% 275% 0% 50% 100% 150% 200% 250% 300% 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 9/30/12 Long Term Target Midpoint Balance Sheet Debt to Equity Total Obligations to Equity 10/23/12 Debt to Equity Ratio (1) Represents long-term total obligations to equity target of 250 - 300% while maintaining a solid investment grade rating. (2) Total Equity includes impact of accumulated net pension related equity charge of $584 million as of 9/30/12, $595 million as of 12/31/11 and $415 million as of 9/30/11. ($ Millions) (1) 9/30/12 12/31/11 9/30/11 Balance Sheet Debt 3,888$ ,382$ 3,199$ Percent To Equity 263% 257% 220% Total Obligations 4,044$ 3,446$ 3,263$ Percent To Equity 274% 261% 225% Total Equity(2) 1,478$ 1,318$ 1,451$ 13 Proprietary and Confidential

Contents ► Third Quarter 2012 Results Overview ►Asset Management Update ► Earnings Outlook ► Future Financial Reporting Enhancement ►Q & A 10/23/12 14 Proprietary and Confidential

10/23/12 ► Units held for sale were 9,100 at quarter end, up from 5,100 units held for sale in the prior year ─ Sequentially from the second quarter, units held for sale decreased by 100 units ► The number of used vehicles sold in the third quarter was 6,200, up 35% from the prior year ► Proceeds per unit were down 2% for tractors and 4% for trucks in the third quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 4% for tractors and down 7% for trucks vs. the second quarter ► Vehicles no longer earning revenue were 12,400 at quarter-end, up 4,800 from the prior year due to a larger number of units held for sale ─ Sequentially from the second quarter, vehicles no longer earning revenue increased by 100 units ► Average third quarter total commercial rental fleet was down 1% from the prior year ─ Average commercial rental fleet was down 3% vs. the second quarter Global Asset Management Update (1) (1) Units rounded to nearest hundred. 15 Proprietary and Confidential

Contents ► Third Quarter 2012 Results Overview ►Asset Management Update ► Earnings Forecast ► Future Financial Reporting Enhancement ►Q & A 10/23/12 16 Proprietary and Confidential

10/23/12 EPS Forecast – Continuing Operations Fourth Quarter Full Year 2012 Comparable EPS Forecast(1) $ 1.06 - 1.11 $ 3.93 - 3.98 2011 Comparable EPS(1) $0.97 $3.49 ($ Earnings Per Share) (1) Full year 2012 Comparable EPS Forecast excludes an $0.08 net tax benefit and an $0.11 restructuring charge. Full year 2011 excludes $0.09 in net tax charges, $0.05 in restructuring charges and $0.04 in acquisition-related transaction costs. ► Increasing full year EPS forecast from $3.75 - $3.90 to $3.93 - $3.98 ► Current forecast is as follows: 17 Proprietary and Confidential

Contents ► Third Quarter 2012 Results Overview ►Asset Management Update ► Earnings Forecast ► Future Financial Reporting Enhancement ►Q & A 10/23/12 18 Proprietary and Confidential

Future Financial Reporting Enhancement 10/23/12 19 Proprietary and Confidential ► Beginning in 2013, comparable earnings and comparable EPS will exclude non-operating pension costs ─ Non-operating pension costs consist primarily of interest cost, expected return on plan assets and recognized net actuarial gains/losses ─ Provides better transparency to operating results and long-term view of business ─ Reduces EPS volatility associated with non-cash/non-operational item ► Implementation Schedule  February 2012 – Provided 10 year history of full year Comparable EPS – Excluding Non-Operating Pension Costs in 4Q11 Earnings Call presentation  January 2013 – Provide 10 years of quarterly historical information for comparative purposes  February 2013 – Provide 2013 Comparable EPS forecast excluding non- operating pension costs  April 2013 – Begin reporting quarterly Comparable EPS excluding non-operating pension costs (in addition to GAAP reporting)

Future Financial Reporting Enhancement 10/23/12 20 Proprietary and Confidential ► Comparable EPS will reflect the following under the new methodology: 2008 2009 2010 2011 Comparable EPS (Current Method) 4.68$ 1.70$ 2.22$ 3.49$ 3.93$ - 3.98$ Non-Operating Pension Costs (0.25) 0.50 0.31 0.22 0.38 - 0.38 Comparable EPS (New Method) 4.43$ 2.20$ 2.53$ 3.71$ 4.31$ - 4.36$ 2012 Forecast $4.43 $2.20 $2.53 $3.71 $4.34 2008 2009 2010 2011 2012 Forecast Midpoint Comparable Earnings Per Share 2012 Forecast Midpoint ($ Earnings Per Share)

Q&A 10/23/12 21 Proprietary and Confidential

Appendix Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Asset Management Adjusted Return on Capital History Non-GAAP Financial Measures & Reconciliations 10/23/12 22 Proprietary and Confidential

10/23/12 Fleet Management Solutions (FMS) 2012 2011 % B/(W) Full Service Lease 533.4$ 509.9$ 5% Contract Maintenance 47.1 46.8 1% Contractual Revenue 580.5 556.6 4% Contract-related Maintenance 44.4 44.0 1% Commercial Rental 205.4 206.5 (1)% Other 17.8 17.5 2% Operating Revenue 848.1 824.7 3% Fuel Services Revenue 267.3 274.4 (3)% Total Revenue 1,115.4$ 1,099.0$ 1% Segment Earnings Before Tax (EBT) 94.3$ 78.0$ 21% Segment EBT as % of Total Revenue 8.5% 7.1% Segment EBT as % of Operating Revenue 11.1% 9.5% Third Quarter ($ Millions) 23 Proprietary and Confidential

10/23/12 Fleet Management Solutions (FMS) 2012 2011 % B/(W) Full Service Lease 1,565.5$ 1,487.9$ 5% Contract Maintenance 140.6 136.2 3% Contractual Revenue 1,706.1 1,624.1 5% Contract-related Maintenance 137.4 123.8 11% Commercial Rental 575.4 522.2 10% Other 52.9 52.4 1% Operating Revenue 2,471.7 2,322.5 6% Fuel Services Revenue 816.0 821.1 (1)% Total Revenue 3,287.6$ 3,143.7$ 5% Segment Earnings Before Tax (EBT) 221.6$ 191.9$ 15% Segment EBT as % of Total Revenue 6.7% 6.1% Segment EBT as % of Operating Revenue 9.0% 8.3% Year-To-Date ($ Millions) 24 Proprietary and Confidential

10/23/12 Supply Chain Solutions (SCS) Third Quarter ($ Millions) 2012 2011 % B/(W) Automotive 140.2$ 115.4$ 21% High-Tech 77.5 84.0 (8)% Retail & CPG 178.2 187.6 (5)% Industrial & Other 89.3 89.3 - % Operating Revenue 485.1 476.3 2% Subcontracted Transportation 78.1 88.7 (12)% Total Revenue 563.2$ 565.0$ - % Segment Earnings Before Tax (EBT) 31.9$ 31.4$ 2% Segment EBT as % of Total Revenue 5.7% 5.6% Segment EBT as % of Operating Revenue 6.6% 6.6% Memo: Dedicated Services - Operating Revenue (1) 282.1$ 261.2$ 8% Dedicated Services - Total Revenue 316.9$ 303.9$ 4% Fuel Costs 62.4$ 54.9$ 14% (1) Excludes Dedicated Services Subcontracted Transportation. 25 Proprietary and Confidential

10/23/12 Supply Chain Solutions (SCS) Year-To-Date ($ Millions) 2012 2011 % B/(W) Automotive 421.8$ 345.9$ 22% High-Tech 235.8 249.8 (6)% Retail & CPG 534.5 530.7 1% Industrial & Other 263.3 259.3 2% Operating Revenue 1,455.4 1,385.7 5% Subcontracted Transportation 249.9 255.0 (2)% Total Revenue 1,705.3$ 1,640.7$ 4% Segment Earnings Before Tax (EBT) 84.2$ 79.4$ 6% Segment EBT as % of Total Revenue 4.9% 4.8% Segment EBT as % of Operating Revenue 5.8% 5.7% Memo: Dedicated Services - Operating Revenue (1) 848.0$ 760.2$ 12% Dedicated Services - Total Revenue 972.3$ 877.8$ 11% Fuel Costs 193.0$ 163.8$ 18% (1) Excludes Dedicated Services Subcontracted Transportation. 26 Proprietary and Confidential

10/23/12 Central Support Services (CSS) 2012 2011 % B/(W) Allocated CSS Costs 37.3$ 42.7$ 13% Unallocated CSS Costs 11.1 11.5 3 Total CSS Costs 48.4$ 54.3$ 11% Third Quarter ($ Millions) 27 Proprietary and Confidential

10/23/12 Central Support Services (CSS) 2012 2011 % B/(W) Allocated CSS Costs 113.5$ 119.6$ 5% Unallocated CSS Costs 31.8 31.4 (1)% Total CSS Costs 145.3$ 151.0$ 4 Year-To-Date ($ Millions) 28 Proprietary and Confidential

10/23/12 Balance Sheet Sept 30, December 31, 2012 2011 Cash and Cash Equivalents 96$ 105$ Other Current Assets 983 984 Revenue Earning Equipment, Net 5,669 5,050 Operating Property and Equipment, Net 621 624 Other Assets 890 856 Total Assets 8,260$ 7,618$ Short-Term Debt / Current Portion Long-Term Debt 444$ 274$ Other Current Liabilities 890 900 Long-Term Debt 3,444 3,108 O her Non-Current Liabilities (including Deferred Income Taxes) 2,003 2,018 Shareholders' Equity 1,478 1,318 Total Liabilities and Shareholders' Equity 8,260$ 7,618$ ($ Millions) 29 Proprietary and Confidential

Financial Indicators Forecast (1)

Total Cash Generated (2)



$1,054
$835
$949
$1,091
$1,381
$1,179
$1,252
$1,684
$1,571
$1,266
$1,328
$1,442
$1,820
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint

Gross Capital Expenditures (2)

($ Millions)



Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,150
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Memo: Free Cash Flow (2)
(242) 131 367 357 289 (208)(3) (439) 380 341 614 258 (257) (300)

Total Obligations to Equity Ratio



Total Obligations to Equity
Balance Sheet Debt to Equity
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
263%
275%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Long
Term
Target
Midpoint(4)

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Represents long term obligations to equity target of 250-300% while maintaining a strong investment grade credit rating.

Ryder 10/23/12 Proprietary and Confidential 30

10/23/12 Proprietary and Confidential 31 U.S. Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (c) Current year statistics may exclude some units due to a lag in reporting (b) Number of Units 3,138 2,910 3,756 3,023 3,959 3,670 3,138 5,255 4,899 4,033 6,752 3,005 3,348 5,119 2,352 3,727 5,557 1,861 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Redeployments Extensions Early Terminations YTD 07 YTD 08 YTD 09 YTD 10 YTD 11 YTD 12 (c) Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (Commercial Rental, SCS, or with another Lease customer). Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder.

Adjusted Return on Capital History Adjusted Return on Capital (ROC) 6.9% 6.8% 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 7.7% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.6% 2004 2005 2006 2007 2008 2009 2010 2011 2012 Forecast Cost of Capital (COC) Return on Equity 15.3% 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.3% Adjusted Total Capital (1) $3,359 $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,588 $5,177 ROC O/(U) COC 0.8% 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.8% (1) Adjusted Total Capital represents Adjusted Average Total Capital in millions. 2012 Forecast 10/23/12 32 Proprietary and Confidential

10/23/12 Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 34 Comparable EPS Excluding Non-Operating Pension Costs EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 34, 42 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 35-36 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 17 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 37 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 40-41 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 38-39 FMS and SCS Operating Revenue FMS and SCS Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 23-26 33 Proprietary and Confidential

Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	3Q12 - Earnings	3Q12 - EPS	3Q11 - Earnings	3Q11 - EPS
Reported	$ 64.3	$ 1.26	$ 56.9	$ 1.10
Tax Law Changes (Benefits)	0.9	0.02	(0.6)	(0.01)
Restructuring Charges	0.1	-	-	-
Acquisition Related Transaction Costs	0.3	-	-	-
Comparable(1)	65.5	1.28	56.4	1.09
Non-Operating Pension Costs	4.8	0.09	2.7	0.06
Comparable EPS excluding Non-Operating Pension Costs (2)	$ 70.4	$ 1.37	$ 59.1	$ 1.15

	YTD12 - Earnings	YTD12 - EPS	YTD11 - Earnings	YTD11 - EPS
Reported	$ 146.0	$ 2.84	$ 123.7	$ 2.39
Tax (Benefits)/Law Changes	(4.1)	(0.08)	4.8	0.09
Restructuring Charges	5.2	0.11	0.5	0.01
Acquisition Related Transaction Costs	0.3	-	1.5	0.03
Comparable(1)	147.3	2.87	130.5	2.52
Non-Operating Pension Costs	14.5	0.28	8.3	0.16
Comparable EPS excluding Non-Operating Pension Costs (2)	$ 161.9	$ 3.15	$ 138.8	$ 2.68

(1) Comparable EPS for fourth quarter and full year 2012 will be calculated in the same manner.

(2) Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the company uses Comparable Earnings per Share (EPS) Excluding Non-Operating Pension Costs, a non-GAAP financial measure, which excludes non-operating pension costs and other non-operational items from EPS from Continuing Operations to better evaluate year over year operating performance.

Ryder 10/23/12 Proprietary and Confidential 34

35 EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 3Q12 - 3Q12 - 3Q12 - EBT Tax Tax Rate Reported 99.8$ 35.5$ 35.6% Tax Law Change - (0.9) Restructuring Charges 0.1 - Acquisition Related Transaction Costs 0.4 0.1 Comparable (1) 100.3$ 34.7$ 34.7% YTD12 - YTD12 - YTD12 - EBT Tax Tax Rate Reported 221.3$ 75.3$ 34.0% Tax Law Change - 4.1 Restructuring Charges 8.1 2.9 Acquisition Related Transaction Costs 0.4 0.1 Comparable (1) 229.7$ 82.4$ 35.9% 10/23/12 (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons. Proprietary and Confidential

36 EBT and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 3Q11 - 3Q11 - 3Q11 - EBT Tax Tax Rate Reported 87.7$ 30.7$ 35.0% Tax Benefit - 0.6 Comparable (1) 87.7$ 31.3$ 35.7% YTD11 - YTD11 - YTD11 - EBT Tax Tax Rate Reported 206.3$ 82.6$ 40.0% Tax Law Changes / Benefits - (4.8) Acquisition Transaction Costs 1.7 0.2 Restructuring Charges 0.8 0.3 Comparable (1) 208.8$ 78.3$ 37.5% 10/23/12 (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons. Proprietary and Confidential

10/23/12 Adjusted Return on Capital Reconciliation ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. 9/30/12 9/30/11 Net Earnings (1) 204$ 159$ Restructuring and Other Charges, Net and Other Items 12 9 Income Taxes 90 90 Adjusted Earnings Before Income Taxes 306 257 Adjusted Interest Expense (2) 141 136 Adjusted Income Taxes (3) (162) (148) Adjusted Net Earnings 285$ 245$ Average Total Debt(4) 3,566$ 2,916$ Average Off-Balance Sheet Debt(4) 104 86 Average Total Shareholders' Equity(4) 1,385 1,433 Average Adjustments to Shareholders' Equity (5) 1 1 Adjusted Average Total Capital 5,056$ 4,437$ Adjusted Return on Capital 5.6% 5.5% 37 Proprietary and Confidential

10/23/12 Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions) 38 Proprietary and Confidential

10/23/12 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to 12/31/08 Equity 12/31/09 Equity 12/31/10 Equity 12/31/11 Equity 9/30/12 Equity 9/30/11 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,888 263% $3,199 220% Receivables Sold - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 64 155 65 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $4,043 274% $3,263 225% 39 Proprietary and Confidential

10/23/12 ($ Millions) Cash Flow Reconciliation 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. 40 Proprietary and Confidential

12/31/10 12/31/11 9/30/12 9/30/11 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 768$ 782$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 310 224 Proceeds from Sale and Leaseback of Assets - 37 130 - Collections of Direct Finance Leases 62 62 51 46 Other, net 3 - - - Total Cash Generated 1,328 1,442 1,259 1,052 Capital Expenditures (1) (1,070) (1,699) (1,695) (1,165) Free Cash Flow (2) 258$ (257)$ (436)$ (113)$ Memo: Depreciation Expense 834$ 872$ 699$ 645$ Gains on Vehicle Sales, Net 29$ 63$ 68$ 46$ 10/23/12 ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation 41 Proprietary and Confidential

2012 2009 2010 2011 Forecast (1) GAAP EPS $ 4.51 1.62 2.37 3.31 3.91 - 3.96 Acquisition Related Transaction Costs - - 0.08 0.04 Asset Impairment/Gain on Sale of Property 0.03 0.12 (0.02) - Restructuring Charges 0.31 0.07 - 0.05 Tax (Benefits)/Law Changes (0.17) (0.11) (0.21) 0.09 Comparable EPS (Current Method) 4.68 1.70 2.22 3.49 3.93 - 3.98 Non-Operating Pension Costs(2) (0.25) 0.50 0.31 0.22 0.38 Comparable EPS (New Method)(3) $ 4.43 2.20 2.53 3.71 4.31 - 4.36 2008 10/23/12 ($ Earnings Per Share) (1) Full year 2012 Comparable EPS Forecast excludes an $0.08 net tax benefit and an $0.11 restructuring charge. (2) Non-operating pension costs primarily represents interest cost, expected return on plan assets and recognized net actuarial gains/losses. (3) Comparable EPS (New Method) will be implemented in 2013. Comparable EPS – Excluding Non-Operating Pension Costs 42 Proprietary and Confidential